UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 5, 2013

CUBIST PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue

Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Indentures and the Notes

On September 10, 2013, Cubist Pharmaceuticals, Inc. (the “Company”) issued $350 million aggregate principal amount of  1.125% Convertible Senior Notes due 2018 (the “2018 Notes”) and $450 million aggregate principal amount of 1.875% Convertible Senior Notes due 2020 (the “2020 Notes” and, together with the 2018 Notes, the “Notes”) pursuant to their respective Indentures, dated as of September 10, 2013 (each an “Indenture” and, together, the “Indentures”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee. The 2018 Notes will pay interest semi-annually on each March 1 and September 1 at an annual rate of 1.125%, and will mature on September 1, 2018 unless earlier converted or repurchased. The 2020 Notes will pay interest semi-annually on each March 1 and September 1 at an annual rate of 1.875%, and will mature on September 1, 2020 unless earlier converted or repurchased.  The Notes will be convertible, subject to certain conditions, into cash, shares of common stock of the Company, or a combination of cash and shares of common stock, at the Company’s option (subject to, and in accordance with, the settlement provisions of the applicable Indenture). The initial conversion rate for both the 2018 Notes and the 2020 Notes will be 12.1318 shares of common stock (subject to adjustment as provided for in the applicable Indenture) per $1,000 principal amount of the Notes, which is equal to an initial conversion price of approximately $82.43 per share, representing a conversion premium of approximately 32.5% above the closing price of the common stock of $62.21 per share on September 4, 2013.

Holders of the Notes of a series may convert their Notes at their option at any time prior to the close of business on the business day immediately preceding March 1, 2018, in the case of the 2018 Notes, and March 1, 2020, in the case of the 2020 Notes, in multiples of $1,000 principal amount, only under the following circumstances:

•                  during any calendar quarter commencing after the calendar quarter ending on December 31, 2013 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price for such series on each applicable trading day;

•                  during the five business day period after any five consecutive trading day period (the ‘‘measurement period’’) in which the ‘‘trading price’’ (as defined in the applicable Indenture) per $1,000 principal amount of Notes of such series for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate for such series on each such trading day; or

•                  upon the occurrence of specified corporate events described in the applicable Indenture.

On or after March 1, 2018 until the close of business on the second scheduled trading day immediately preceding September 1, 2018, holders may convert their 2018 Notes, in multiples of $1,000 principal amount, at the option of the holder regardless of the foregoing circumstances. On or after March 1, 2020 until the close of business on the second scheduled trading day immediately preceding September 1, 2020, holders may convert their 2020 Notes, in multiples of $1,000 principal amount, at the option of the holder regardless of the foregoing circumstances.

If the Company experiences a fundamental change, as described in the applicable Indenture, prior to the relevant maturity date of the Notes, holders of the Notes will, subject to specified conditions, have the right, at their option, to require the Company to repurchase for cash all or a portion of their Notes at a repurchase price equal to 100% of the principal amount of the relevant series of Notes to be repurchased, plus accrued and unpaid interest, if any, to, but not including, the fundamental change repurchase date. In addition, following certain corporate events that occur prior to the relevant maturity date of the Notes, the Company will increase the conversion rate for a holder who elects to convert its Notes in connection with such corporate event.

Each Indenture provides for customary events of default. In the case of an event of default with respect to a series of Notes arising from specified events of bankruptcy or insolvency, all outstanding Notes of such series will become due and payable immediately without further action or notice. If any other event of default with respect to a series of Notes under the applicable Indenture occurs or is continuing, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes of such series may declare the principal amount of the Notes of such series to be immediately due and payable.

In certain circumstances if, at any time during the six-month period beginning on, and including, the date that is six months after the last date of original issuance of the Notes, the Company fails to timely file certain documents or reports required under the Securities Exchange Act of 1934, as amended, or the Notes are not otherwise freely tradable by holders of the Notes other than the Company’s affiliates, additional interest will accrue on the Notes during the period in which its failure to file has occurred and is continuing or such Notes are not otherwise freely tradable by holders other than the Company’s affiliates.

In addition, if, and for so long as, the restrictive legend on the Notes has not been removed, the Notes are assigned a restricted CUSIP number or the Notes are not otherwise freely tradable by holders other than the Company’s affiliates (without restrictions pursuant to U.S. securities laws or the terms of the relevant Indenture or the Notes) as of the 365th day after the last date of original issuance of the Notes, the Company will pay additional interest on the Notes during the period in which the Notes remain so restricted.

The foregoing description of the Indentures and the Notes does not purport to be complete and is qualified in its entirety by reference to each Indenture and form of Note, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Convertible Bond Hedge and Warrant Transactions

On September 5, 2013, the Company entered into additional convertible bond hedge transactions with the three counterparties, Morgan Stanley & Co. International plc, Barclays Bank PLC and Royal Bank of Canada (the “Option Counterparties”), who were party to the base convertible bond hedge transactions and base warrant transactions entered into on September 4, 2013.  The convertible bond hedge transactions are generally expected, but not guaranteed, to reduce the potential dilution and/or offset the cash payments the Company is required to make in excess of the principal amount of converted Notes, in each case, upon conversion of the Notes in the event that the market price per share of the Company’s common stock, as measured under the terms of the convertible bond hedge transactions, is greater than the conversion price of the Notes. The Company also entered into additional warrant transactions in which it sold warrants to the Option Counterparties exercisable into a maximum of 1,213,182 shares of its common stock (not including the maximum 8,492,260 shares exercisable pursuant to the base warrant transactions), which are subject to customary anti-dilution adjustments. The strike price of the warrants will initially be $96.43 per share, which is 55% above the last reported sale price of the Company’s common stock on September 4, 2013. The warrants are exercisable over the 80 trading day period beginning on November 30, 2018 or November 30, 2020, as applicable. The warrant transactions will have a dilutive effect to the extent that the market price per share of the Company’s common stock exceeds the applicable strike price of the warrants during the measurement period at the maturity of the warrants. The Company paid the Option Counterparties approximately $22 million for the additional convertible bond hedge transactions and received approximately $15 million from the Option Counterparties for the additional warrants, resulting in a net cost to the Company of approximately $7 million.

Aside from the initial payment of a premium to the Option Counterparties, the Company will not be required to make any cash payments to the Option Counterparties under the additional convertible bond hedge transactions and will be entitled to receive from the Option Counterparties a number of shares of the Company’s common stock, an amount of cash or a combination of cash and shares of the Company’s common stock generally based on the amount by which the market price per share of the Company’s common stock, as measured under the terms of the additional convertible bond hedge transactions, is greater than the conversion price of the Notes during the relevant valuation period under the additional convertible bond hedge transactions. If the market price per share of the Company’s common stock, as measured under the terms of the additional warrant transactions, exceeds the strike price of the warrants during the measurement period at the maturity of the warrants, however, the Company will owe the Option Counterparties shares of its common stock. The Company will not receive any additional proceeds if warrants are exercised.

The foregoing description of the additional convertible bond hedge transactions and additional warrant transactions is qualified in its entirety by reference to the additional convertible bond hedge transaction confirmations relating to the additional convertible bond hedge transactions and the additional warrant transaction confirmations relating to the additional warrant transactions with each of the three Option Counterparties, which are filed as Exhibits 10.1 through 10.12 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 of this Current Report on Form 8-K, on September 5, 2013, the Company entered into additional warrant transactions with each of the Option Counterparties. Pursuant to the additional warrant transactions, the Company issued 1,213,182 warrants with a strike price of $96.43 per share. The number of shares issuable upon exercise of the warrants and the strike price are subject to adjustment under certain circumstances described in the additional warrant transaction confirmations. The Company offered and sold the warrants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the warrants nor the underlying shares of common stock (issuable in the event the market price per share of the common stock exceeds the strike price of the warrants on the date the warrants are exercised) have been registered under the Securities Act. Neither the warrants nor such underlying shares of common stock may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

As described in Item 1.01 of this Current Report on Form 8-K, on September 10, 2013, the Company issued $350 million aggregate principal amount of  2018 Notes and $450 million aggregate principal amount of 2020 Notes to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act. The Company offered and sold the Notes to the Initial Purchasers of the Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by such Initial Purchasers to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Notes have not been registered under the Securities Act. The Notes are convertible into cash, shares of the Company’s common stock, or a combination thereof, as described in this Current Report on Form 8-K.

Item 8.01 Other Events

On September 10, 2013, the Company issued a press release announcing the closing of its offering of the Notes.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)      Exhibits

4.1	Indenture, dated as of September 10, 2013, between Cubist Pharmaceuticals, Inc. and the Bank of New York Mellon Trust Company, N.A. (including the form of the 1.125% Convertible Senior Note due 2018)

4.2	Indenture, dated as of September 10, 2013, between Cubist Pharmaceuticals, Inc. and the Bank of New York Mellon Trust Company, N.A. (including the form of the 1.875% Convertible Senior Note due 2020)

4.3	Form of 2018 Note (included in Exhibit 4.1)

4.4	Form of 2020 Note (included in Exhibit 4.2)

10.1

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.2

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.3

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.4

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.5

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.6

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.7

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.8

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.9

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.10

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.11

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.12

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

99.1	Press Release dated September 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ Michael J. Tomsicek
	Name:	Michael J. Tomsicek
	Title:	Senior Vice President and Chief Financial Officer

Date: September 10, 2013

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of September 10, 2013, between Cubist Pharmaceuticals, Inc. and the Bank of New York Mellon Trust Company, N.A. (including the form of the 1.125% Convertible Senior Note due 2018)

4.2	Indenture, dated as of September 10, 2013, between Cubist Pharmaceuticals, Inc. and the Bank of New York Mellon Trust Company, N.A. (including the form of the 1.875% Convertible Senior Note due 2020)

4.3	Form of 2018 Note (included in Exhibit 4.1)

4.4	Form of 2020 Note (included in Exhibit 4.2)

10.1

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.2

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.3

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.4

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.5

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.6

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.7

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.8

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.9

Additional convertible bond hedge transaction confirmation, dated as of September 5, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.10

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.11

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.12

Additional issuer warrant transaction confirmation, dated as of September 5, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

99.1	Press Release dated September 10, 2013.